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                                                                   EXHIBIT 10.8


                                                    Note Number: _____________


                            Note Purchase Agreement

     The undersigned hereby agrees to purchase, at par, $ _______________ in aggregate principal amount of the following securities (the "Securities") of The Thaxton Group, Inc. (the "Company") offered pursuant to the Prospectus dated ___________, 2001 (as the same may be amended, modified or supplemented, the "Prospectus"), receipt of which is hereby acknowledged:

Security:  ________________________________________


Term:  ____________________________________________


Interest Rate:  ___________________________________


Registration Code:  _______________________________



The name(s) and address in which the Securities being purchased by the undersigned are to be registered are as follows (all persons so named must execute this Note Purchase Agreement):

________________________________

________________________________      Social Security or
                                      Employer I.D. No.  ___________________
________________________________

________________________________      Telephone Number  ___________________


Each of the undersigned hereby represents and warrants that he/she has read and reviewed carefully the Prospectus including the text appearing under the heading "Risk Factors."

Each of the undersigned hereby agrees that all Securities purchased hereby are subject to all the terms and conditions including, without limitation, subordination of the indebtedness evidenced thereby, as set forth in the Prospectus and in the Indenture, dated as of February 17, 1998, between the Company and the Bank of New York, as Trustee.

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THIS SECURITY IS NOT A SAVINGS ACCOUNT OR AN OBLIGATION OF AN INSURED DEPOSITORY
INSTITUTION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC).
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By executing this Note Purchase Agreement, I (we), under penalty of perjury, certify that: (1) the number shown on this form is my (our) correct taxpayer identification number (T.I.N.) and (2) I (we) am (are) not subject to backup withholding either because of (a) I (we) am (are) exempt from backup withholding, or (b) I (we) have not been notified by the Internal Revenue
Service that I (we) am (are) subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me (us) that I (we) am (are) no longer subject to backup withholding. (If you have been notified by the IRS that you are subject to backup withholding, delete the language in (2) above.)

INTEREST ELECTION FOR 6, 12, 36 and 60 MONTH TERM NOTES (CHECK ONE)
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
1.  MONTHLY CHECK      _______      x___________________________________________

2.  QUARTERLY CHECK    _______

3.  PAID AT MATURITY   _______      x___________________________________________
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                                       (This Note Purchase Agreement must be
                                        executed by all persons whose names
                                        appear on the Securities purchased
                                        hereby.)

                                        Date: _________________________________
Approval by Officer of
The Thaxton Group, Inc.                 PLEASE NOTE THAT IF YOU HAVE
                                        PURCHASED A 1, 6, 12, 36 OR 60-MONTH
__________________________________      NOTE IT WILL AUTOMATICALLY RENEW AS
                                        PROVIDED IN THE PROSPECTUS AND THE
Title_____________________________      NOTE FORM, UNLESS YOU NOTIFY US THAT
                                        YOU DESIRE TO REDEEM THE NOTE.